SUPPLEMENT

Dated April 20, 2007

To

PROSPECTUS

and

STATEMENT of ADDITIONAL INFORMATION

of

THE INTEGRITY FUNDS

Dated May 1, 2006

Integrity Growth & Income Fund

Please note the following important information with regard to the Integrity Growth & Income Fund (the “Fund”).

Effective May 1, 2007, the Fund will establish an ethical investment criteria. Accordingly, the Investment Adviser will seek to consider both ethical and financial criteria in its investment decisions.

More specifically, as a component of the selection process, the Investment Adviser will consider whether, relative to other companies in an industry, a company that meets the Fund’s financial investment criteria also is sensitive to social issues related to such company’s products, services, or methods of doing business.

Ethical factors considered will include:

•	Fairness of employment policies and labor relations;
•	Involvement in the community;
•	Efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering; and
•	Management and board governance.

In addition, the Fund will avoid investing in companies that the Investment Adviser believes derive revenue from gambling or pornography, or from the production of alcohol or tobacco.

Potential investments for the Fund will first be selected for financial soundness and then evaluated according to the Fund’s ethical investment criteria. The Fund will seek to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the ethical factors. The Investment Adviser will seek investments for the Fund that meet the minimum standards of the Fund’s financial investment criteria.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.